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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 8, 1997



                         Barrett Resources Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                   1-13446             84-0832476
------------------------------  ----------------   --------------------
(State or other jurisdiction    (Commission File   (IRS Employer
 of incorporation)               Number)            Identification No.)


      1515 Arapahoe Street, Tower 3, Suite 1000, Denver, Colorado   80202
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  (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code (303) 572-3900
                                                          --------------
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Item 5.  Other Events
         ------------

         Press Releases. The information set forth in press releases of the Registrant dated January 8, 1997, which are filed as exhibits hereto, are incorporated herein by reference.

Item 7.  Financial Statements And Exhibits.
         ----------------------------------

         (c) Exhibits


Exhibit
Number   Description
------   -----------

99.1 Press release dated January 8, 1997 (concerning filing of registration statement)

99.2 Press release dated January 8, 1997 (concerning preliminary capital expenditure budget)

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                                 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 8, 1997                  BARRETT RESOURCES CORPORATION



                                        By:  /s/ John F. Keller
                                             ------------------------
                                             John F. Keller
                                             Executive Vice President

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